UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 28, 2011

ADAMIS PHARMACEUTICALS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11455 El Camino Real, Suite 310 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:  (858) 997-2400

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Adamis Pharmaceuticals Corporation (the “Company”) has scheduled its 2011 Annual Meeting of Shareholders (the “2011 Annual Meeting”) to be held at the Company’s executive offices located at 11455 El Camino Real, Suite 310, San Diego, California  92130, on Monday, September 12, 2011 at 8:30 a.m., Pacific Daylight Time.

The 2011 Annual Meeting is being held more than 30 days after the anniversary of the Company’s most recent annual meeting of shareholders.  As a result, shareholders of the Company may request to include proposals in the Company’s Proxy Statement for the 2011 Annual Meeting until a reasonable time before the Company prints proxy materials for the 2011 Annual Meeting.

The bylaws of the Company set forth when a shareholder must provide notice to the Company of nominations and other business proposals that the shareholder wants to bring before the 2011 Annual Meeting (“Shareholder Notice”). The Shareholder Notice generally prescribes the procedures that a shareholder of the Company must follow if the shareholder intends (i) to nominate a person for election to the Company’s Board of Directors, or (ii) to propose other business to be considered by shareholders at an annual meeting of the shareholders. These procedures include, among other things, that the shareholder give timely notice to the Secretary of the Company of the nomination or other proposed business, that the notice contain specified information, and that the shareholder comply with certain other requirements.

In accordance with the bylaws relating to a change in the annual meeting date by more than 30 calendar days after the anniversary of the previous annual meeting, notice by the shareholder must be received by the Secretary at the registered office of the Company by the date which is 10 calendar days after the date of the public announcement of the date of the annual meeting.  Accordingly, in order for a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the 2011 Annual Meeting or for shareholder business initiated by a shareholder to be brought before the 2011 Annual Meeting, the shareholder must deliver a notice of such nomination or proposal to the Company’s Secretary on or before 5:00 p.m., Pacific Daylight Time on Sunday, August 7, 2011, and comply with the requirements of the Bylaws.

Notices should be addressed in writing to: Robert Hopkins, Secretary, Adamis Pharmaceuticals Corporation, 11455 El Camino Real, Suite 310, San Diego, California  92130.  Notices may be mailed to the Company or may be delivered by telecopies to the Company at telecopier number (866) 893-3622.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated: July 28, 2011	By:	/s/Robert O. Hopkins
	Name:	Robert O. Hopkins
	Title:	Chief Financial Officer